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                                  EXHIBIT 23.1



               CONSENT OF INDEPENDENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the use in Amendment No. 2 to the Registration Statement of Form SB-2 of our report, dated January 30, 1998, relating to the financial statements of Unity Holdings, Inc. (a development stage company) and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                             /s/ MAULDIN & JENKINS, LLC
                                             --------------------------
                                             MAULDIN & JENKINS, LLC

Atlanta, Georgia

April 23, 1998



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